SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2003

Wells Real Estate Fund XIV, L.P.

(Exact name of registrant as specified in its charter)

Georgia	333-101463 (under ‘33 Act)	01-0748981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund XIV, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 19, 2003 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of an interest in the Randstad Atlanta Building on December 19, 2003, as described in such Current Report.

Item 7.	Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P. (Registrant)

By:	Wells Capital, Inc.
General Partner

	By:	/s/ Leo F. Wells, III

Leo F. Wells, III President

By:	/s/ Leo F. Wells, III
Leo F. Wells, III General Partner

Date: January 9, 2004

3

Report of Independent Auditors

Joint Venture Partners

Fund XIII and Fund XIV Associates:

We have audited the accompanying statement of revenues over certain operating expenses of the Randstad Atlanta Building for the year ended December 31, 2002. This statement is the responsibility of the Randstad Atlanta Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Randstad Atlanta Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the accompanying financial statements for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Atlanta, Georgia
December 29, 2003

Randstad Atlanta Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

(in thousands)

	2003	2002
	(Unaudited)
Revenues:
Base rent	$12	$17
Tenant reimbursements	0	0

Total revenues	12	17

Expenses:
Utilities	235	308
Other operating expenses	86	88
Real estate taxes	63	80
Salaries	62	80
Interior and exterior maintenance	15	72
Insurance	5	7

Total expenses	466	635

Revenues over certain operating expenses	$(454)	$(618)

See accompanying notes.

Randstad Atlanta Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

1. Description of Real Estate Property Acquired

On December 19, 2003, Fund XIII and Fund XIV Associates (“Fund XIII-XIV”) acquired the Randstad Atlanta Building, a four story office building containing approximately 65,000 square feet located in Atlanta, Georgia, from Randstad Staffing Services, Inc. (“Randstad”). Total consideration for the acquisition was approximately $6.5 million. Fund XIII-XIV is a joint venture partnership between Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) and Wells Real Estate Fund XIV, L.P. (“Wells Fund XIV”). Wells Fund XIII is a public limited partnership organized on September 15, 1998 under the laws of the state of Georgia. Wells Fund XIV is a public limited partnership organized on October 25, 2002 under the laws of the state of Georgia. The general partners of Wells Fund XIII and Wells Fund XIV are Leo F. Wells, III and Wells Capital, Inc. The Wells Fund XIII and Wells Fund XIV were formed to acquire and operate commercial real estate properties, including properties which are either to be developed, are currently under development or construction, are newly constructed, or have operating histories.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Randstad Atlanta Building after its acquisition by Fund XIII-XIV.

3. Significant Accounting Policies

Rental Revenues

The acquisition of the Randstad Atlanta Building represents a sale-leaseback. As such, prior to the acquisition of the Randstad Atlanta Building by Fund XIII-XIV, there was no lease in place related to the building’s rentable square footage. Therefore, no base rent or tenant reimbursements attributable to the building’s rentable square footage are presented in the Statement of Revenues over Certain Operating Expenses for the periods presented.

Randstad Atlanta Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The Randstad Atlanta Building is 100% leased to Randstad under a net lease, (“the Randstad Lease”) that commenced in December 2003 and expires in December 2013. Under the Randstad Lease, Randstad is required to reimburse 100% of the annual operating expenses relating to the property. A parcel of the property in which the Randstad Atlanta Building is located is leased to Airtouch Cellular of Georgia under a ground lease that commenced in January 1996 and expires in December 2005.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$41
2004	662
2005	662
2006	646
2007	646
Thereafter	4,072

$6,730

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2003 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIV, L.P. (“Wells Fund XIV”) included in its quarterly report filed on Form 10-Q for the period ended September 30, 2003. Wells Fund XIV commenced operations on May 14, 2003. Therefore, no pro forma information will be presented for Wells Fund XIV for the periods prior to the commencement of operations. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of September 30, 2003 has been prepared to give effect to the fourth quarter 2003 acquisitions of the Siemens Orlando Building and the Randstad Atlanta Building by Fund XIII and Fund XIV Associates (“Fund XIII-XIV”), a joint venture partnership between Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) and Wells Fund XIV, as if the acquisitions occurred on September 30, 2003. Wells Fund XIV contributed 50% of the total acquisition price of the Randstad Atlanta Building to Fund XIII-XIV. As a result of its contribution, Wells Fund XIV holds an approximate 50% interest in Fund XIII-XIV.

The following unaudited pro forma statement of income for the period from May 14, 2003 (commencement of operations) through September 30, 2003 has been prepared to give effect to fourth quarter 2003 acquisitions of the Siemens Orlando Building and the Randstad Atlanta Building as if the acquisitions occurred on May 14, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Siemens Orlando Building and the Randstad Atlanta Building been consummated as of May 14, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price for the acquisition based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE FUND XIV, L.P.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2003

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIV, L.P. (a)	Other		Siemens Orlando		Randstad Atlanta		Pro Forma Total
ASSETS:
Cash and cash equivalents	$8,363,918	$4,593,733	(b)	$(5,854,563	)(d)	$(3,264,990	)(g)	$3,654,349
		(183,749	)(c)
Deferred project costs	335,813	183,749	(c)	(243,940	)(e)	(136,041	)(e)	139,581
Investment in Joint Venture	87	0		6,098,503	(f)	3,401,031	(f)	9,499,621

Total assets	$8,699,818	$4,593,733		$0		$0		$13,293,551

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Due to affiliates	$204,731	$0		$0		$0		$204,731
Commissions payable	101,475	0		0		0		101,475
Accounts payable	2,722	0		0		0		2,722

Total liabilities	308,928	0		0		0		308,928

Partners’ capital:
Limited partners:
Cash Preferred – 476,524 units outstanding as of Sept. 30, 2003	4,169,584	3,864,811	(b)	0		0		8,034,395
Tax Preferred – 482,941 units outstanding as of Sept. 30, 2003	4,220,894	728,922	(b)	0		0		4,949,816
General Partners	412	0		0		0		412

Total Partner’s Capital	8,390,890	4,593,733		0		0		12,984,623

Total Liabilities and Partners’ Capital	$8,699,818	$4,593,733		$0		$0		$13,293,551

(a)	Historical financial information is derived from Wells Real Estate Fund XIV, L.P.’s quarterly report filed on Form 10-Q.
(b)	Reflects capital raised through issuance of additional partnership units subsequent to September 30, 2003 through Randstad Atlanta acquisition date of December 19, 2003.
(c)	Reflects acquisition and advisory fees and reimbursement for acquisition expenses, which are paid to Wells Capital, Inc., a General Partner, at 3.0% and 0.5% of gross offering proceeds, respectively, capitalized as deferred project costs as a result of additional capital raised described in note (b) above.
(d)	Reflects Wells Real Estate Fund XIV, L.P.’s proportionate share of the cost to acquire the Siemens Orlando Building.
(e)	Reflects deferred project costs applied to Fund XIII-XIV at approximately 4.1667% of purchase price.
(f)	Reflects Wells Real Estate Fund XIV, L.P.’s contribution to Fund XIII-XIV, which represents a 50% interest.
(g)	Reflects Wells Real Estate Fund XIV, L.P.’s proportionate share of the cost to acquire the Randstad Atlanta Building.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIV, L.P.

PRO FORMA STATEMENT OF (LOSS) INCOME

FOR THE PERIOD FROM MAY 14, 2003 THROUGH SEPTEMBER 30, 2003

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIV, L.P. (a)	Siemens Orlando	Randstad Atlanta		Pro Forma Total
REVENUES:
Interest income	$3,328	$0	$0		$3,328
Equity in income of Joint Ventures	(13)	28,429 (b)	59,251	(b)	87,667

	3,315	28,429	59,251		90,995

EXPENSES:
Partnership administration	6,126	0	0		6,126
Legal and accounting	2,078	0	0		2,078

	8,204	0	0		8,204

NET (LOSS) INCOME	$(4,889)	$28,429	$59,251		$82,791

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	0	$199,139	$129,764		$328,903

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(4,840)	$(170,298)	$(70,513)		$(245,651)

NET LOSS ALLOCATED TO GENERAL PARTNERS	$(49)	$(412)	$0		$(461)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.00				$0.36

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(0.02)				$(0.43)

CASH DISTRIBUTIONS PER CASH PREFERRED LIMITED PARTNER UNIT	$0.00				$0.00

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:

CASH PREFERRED LIMITED PARTNER UNITS	79,994				918,217 (c)

TAX PREFERRED LIMITED PARTNER UNITS	225,879				566,246 (c)

(a)	Historical financial information is derived from Wells Real Estate Fund XIV, L.P.’s quarterly report filed on Form 10-Q.
(b)	Reflects Wells Real Estate Fund XIV, L.P.’s equity in income of Fund XIII-XIV after giving effect to the acquisitions of the Siemens Orlando Building and the Randstad Atlanta Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
(c)	Reflects weighted-average limited partner units outstanding as result of additional capital raised through Randstad Atlanta acquisition date of December 19, 2003.

The accompanying notes are an integral part of this statement.